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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                   FORM 8-K/A

                               CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 12, 2004


                           Spectrum Laboratories, Inc.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                            0-9478                  95-4718363
----------------------------        -----------------       -------------------
(State or Other Jurisdiction        (Commission File        (IRS Employer
of Incorporation)                   Number)                 Identification No.)


                             18617 Broadwick Street
                       Rancho Dominguez, California 90220
                            -------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (310) 885-4600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act.
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
           ---------------------------------------------

         On November 12, 2004, McGladrey & Pullen, LLP ("MP" or "McGladrey"), an independent registered accounting firm, notified us that the client relationship between Spectrum Laboratories, Inc. ("Spectrum" or "Company") and MP has ceased.

         During the 2 most recent fiscal periods continuing thru November 12, 2004 MP's report did not contain an adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty of audit scope or accounting principle.

         During the 2 most recent fiscal periods continuing thru November 12, 2004 there were no disagreements between us and MP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of MP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on the financial statements for such periods.

         During the period of MP's engagement, except as described below, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K. MP advised us and the chairman of our Audit Committee that items of information had come to its attention that caused MP to be unwilling to rely on our Chief Executive Officer representations in connection with its review of our operating results. In performing its review of the company's Form 10-QSB for the third quarter of 2004 MP has alleged that misstatements were made by the Company's Chief Executive Officer concerning an employment contract with the Company's newly employed President. Additionally, MP believes that the failure to provide a copy to its Chief Financial Officer of an employment agreement between Spectrum and the Company's recently appointed President in order to determine the appropriate accounting treatment constitutes a reportable condition and may potentially be considered a material weakness. This issue had not been resolved prior to MP's resignation.

         Our Audit Committee has discussed the subject matter of the foregoing paragraph internally and with the Company's Chief Financial Officer and Chief Executive Officer. It has determined to continue an investigation into all the matters raised by MP. With respect to the deficiencies in internal control referred to by McGladrey we have adopted a policy that all personnel, including the Chief Executive Officer, negotiating contracts on behalf of the Company in an amount which obligates the Company in excess of $25,000 must be deposited with the Company's Chief Financial Officer copies of all drafts and all signed agreements. The Chief Financial Officer and the company's then independent auditor will determine appropriate disclosure. We believe the results of the corrective actions we have initiated will be effective in addressing such deficiencies in internal controls.

         MP has furnished us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as
Exhibit 16.1 to this report.

         Our Audit Committee has commenced a search for a new independent registered public accounting firm to replace MP. We have authorized MP to respond fully to any inquiries of any successor accountant concerning the subject matter referred to above.

                                       2
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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits

       Exhibit
       Number     Description
       ------     -----------

         16.1 Letter from MP, dated November 22, 2004 relating to content of statements made by Spectrum Laboratories, Inc. in Item 4.01 of its Current Report on Form 8-K/A with an event date of November 12, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SPECTRUM LABORATORIES, INC.


Dated: November 23, 2004              By: /s/  Brian Watts
                                      ------------------------------
                                      Name: Brian Watts
                                      Title: Chief Financial Officer